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                                                                  EXHIBIT 23.2




                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 17, 1998, in the Registration Statement (Form S-3) and related Prospectus of AFC Cable Systems, Inc. for the registration of 1,725,000 shares of its common stock.

                                                            ERNST & YOUNG LLP


Providence, Rhode Island
April 15, 1998